Exhibit 99.1  GRAFTECH ANNOUNCES APPOINTMENT OF MARCEL KESSLER AS CHIEF EXECUTIVE OFFICER AND PRESIDENT,  EFFECTIVE JULY 1, 2022  June 28, 2022  BROOKLYN HEIGHTS, Ohio  ‐‐ (BUSINESS WIRE)  ‐‐ GrafTech  International Ltd. (NYSE: EAF) (“GrafTech” or the  “Company”)  announced  today  that Marcel  Kessler  has  been  appointed  as  the  Company’s  Chief  Executive  Officer and President, and has been elected to the Company’s Board of Directors (the “Board”), all effective  July 1, 2022. David J. Rintoul, the Company’s current Chief Executive Officer and President, previously informed  the Company of his intention to retire from the Company and resign from the Board effective as of June 30,  2022.  Mr. Kessler previously served as  the President and Chief Executive Officer of Pason Systems  Inc.  (TSX: PSI)  (“Pason”), a global provider of specialized data management systems for oil and gas drilling, from 2011 to 2020,  and has been a director of Pason since 2012 and is currently serving as the Chairman of the Board of Directors  of Pason. Before  joining Pason  in 2011, Mr. Kessler was President, North America, of Exploration Logistics  Group, an assistance, medical, safety and security solutions provider, President and Chief Executive Officer of  CCR Technologies, a provider of solvent  reclaiming services, and was a Partner at McKinsey & Company, a  management consulting firm.   “The board of directors is pleased to announce Marcel’s appointment as Chief Executive Officer and believes  that he  is  the  right person to  lead GrafTech  through  the next phase of  the Company’s growth,” said Denis  Turcotte, Chairman of the Board of GrafTech. “Marcel’s track record as a chief executive officer of a public  company in a complementary industry, combined with his vision for GrafTech, bodes well for our stakeholders  and employees.  I  look  forward to working with Marcel,” said Mr. Turcotte. “We thank Dave Rintoul  for his  dedication and we wish him well in his retirement.”  About GrafTech  GrafTech International Ltd. is a leading manufacturer of high‐quality graphite electrode products essential to  the production of electric arc  furnace steel and other  ferrous and non‐ferrous metals. The Company has a  competitive portfolio of low‐cost, ultra‐high power graphite electrode manufacturing facilities, including three  of the highest capacity facilities in the world. We are the only large‐scale graphite electrode producer that is  substantially  vertically  integrated  into  petroleum  needle  coke,  a  key  raw material  for  graphite  electrode  manufacturing. This unique position provides us with competitive advantages in product quality and cost.  Forward‐looking Statements  This press release may contain forward‐looking statements within the meaning of the safe harbor provisions of  the U.S. Private Securities Litigation Reform Act of 1995. Forward‐looking statements reflect our current views  with  respect  to, among other  things,  financial projections, plans and objectives of management  for  future  operations, and future economic performance. Examples of forward‐looking statements include, among others,  statements  we  make  regarding  future  estimated  revenues  and  volumes  derived  from  our  take‐or‐pay  agreements with  initial terms of three‐to‐five years, future pricing of short‐term agreements and spot sales,  anticipated  levels of capital expenditures, and guidance relating to earnings per share and adjusted EBITDA.  You can identify these forward‐looking statements by the use of forward‐looking words such as “will,” “may,”  “plan,” “estimate,” “project,” “believe,” “anticipate,” “expect,” “foresee,” “intend,” “should,” “would,” “could,”

“target,” “goal,” “continue to,” “positioned to,” “are confident,” or the negative versions of those words or  other comparable words. Any forward‐looking statements contained in this press release are based upon our  historical performance and on our current plans, estimates and expectations considering information currently  available to us. The inclusion of this forward‐looking information should not be regarded as a representation  by us that the future plans, estimates, or expectations contemplated by us will be achieved. Our expectations  and  targets are not predictions of actual performance and historically our performance has deviated, often  significantly, from our expectations and targets. These forward‐looking statements are subject to various risks  and uncertainties and assumptions relating to our operations, financial results, financial condition, business,  prospects, growth strategy and liquidity. Accordingly, there are or will be important factors that could cause  our actual results to differ materially from those indicated in these statements, including those factors described  in the “Cautionary Note Regarding Forward‐Looking Statements” and “Risk Factors” sections  in reports and  statements  filed  by  the  Company with  the U.S.  Securities  and  Exchange  Commission.  The  forward‐looking  statements made in this press release relate only to events as of the date on which the statements are made.  Except as required by law, we do not undertake any obligation to publicly update or review any forward‐looking  statement, whether as a result of new information, future developments or otherwise.  Michael Dillon, Vice President, Investor Relations and Corporate Communications  216‐676‐2000    Source: GrafTech International Ltd.